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                                                                      EXHIBIT 24

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in the Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-35386, 33-78524, 33-78922, and 33-61267), Form S-3 (Nos. 33-69961, 33-69397, 33-31113, 33-03091 and
33-85348), Form S-2 (No. 33-80770) and S-4 (No. 33-53627).

                                            /s/ ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
February 26, 1999